Exhibit 99.2

O-I First Quarter 2014 Earnings Presentation April 30, 2014

Safe Harbor Comments Regulation G The information presented above regarding adjusted net earnings relates to net earnings from continuing operations attributable to the Company exclusive of items management considers not representative of ongoing operations and does not conform to U.S. generally accepted accounting principles (GAAP). It should not be construed as an alternative to the reported results determined in accordance with GAAP. Management has included this non-GAAP information to assist in understanding the comparability of results of ongoing operations. Further, the information presented above regarding free cash flow does not conform to GAAP. Management defines free cash flow as cash provided by continuing operating activities less capital spending (both as determined in accordance with GAAP) and has included this non-GAAP information to assist in understanding the comparability of cash flows. Management uses non-GAAP information principally for internal reporting, forecasting, budgeting and calculating compensation payments. Management believes that the non-GAAP presentation allows the board of directors, management, investors and analysts to better understand the Company’s financial performance in relationship to core operating results and the business outlook. Forward Looking Statements This document contains "forward looking" statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. Forward looking statements reflect the Company's current expectations and projections about future events at the time, and thus involve uncertainty and risk. The words “believe,” “expect,” “anticipate,” “will,” “could,” “would,” “should,” “may,” “plan,” “estimate,” “intend,” “predict,” “potential,” “continue,” and the negatives of these words and other similar expressions generally identify forward looking statements. It is possible the Company's future financial performance may differ from expectations due to a variety of factors including, but not limited to the following: (1) foreign currency fluctuations relative to the U.S. dollar, specifically the Euro, Brazilian Real and Australian Dollar, (2) changes in capital availability or cost, including interest rate fluctuations and the ability of the Company to refinance debt at favorable terms, (3) the general political, economic and competitive conditions in markets and countries where the Company has operations, including uncertainties related to the economic and social conditions in Australia, Europe and South America, disruptions in capital markets, disruptions in the supply chain, competitive pricing pressures, inflation or deflation, and changes in tax rates and laws, (4) consumer preferences for alternative forms of packaging, (5) cost and availability of raw materials, labor, energy and transportation, (6) the Company’s ability to manage its cost structure, including its success in implementing restructuring plans and achieving cost savings, (7) consolidation among competitors and customers, (8) the ability of the Company to acquire businesses and expand plants, integrate operations of acquired businesses and achieve expected synergies, (9) unanticipated expenditures with respect to environmental, safety and health laws, (10) the Company’s ability to further develop its sales, marketing and product development capabilities, and (11) the timing and occurrence of events which are beyond the control of the Company, including any expropriation of the Company’s operations, floods and other natural disasters, events related to asbestos-related claims, and the other risk factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 and any subsequently filed Annual Report on Form 10-K or Quarterly Report on Form 10 Q. It is not possible to foresee or identify all such factors. Any forward looking statements in this document are based on certain assumptions and analyses made by the Company in light of its experience and perception of historical trends, current conditions, expected future developments, and other factors it believes are appropriate in the circumstances. Forward looking statements are not a guarantee of future performance and actual results or developments may differ materially from expectations. While the Company continually reviews trends and uncertainties affecting the Company's results of operations and financial condition, the Company does not assume any obligation to update or supplement any particular forward looking statements contained in this document. Presentation Note Unless otherwise noted, the information presented in this presentation reflects continuing operations only. 1

First Quarter 2014 Summary 2 Adjusted EPS of $0.62 Up 3% from prior year Positive price Shipments up 2% Growth led by Europe Strong gains in Brazil volume offset by continued Andean weakness Increased profitability in Europe Higher sales volume Cost savings from asset optimization Sales gains in North America offset by weather related impact on supply chain costs and energy

Regional Financial Performance Europe and North America 3 Shipments up 6% Strong beer recovery Wine up (2013 share recapture) Benign inflation environment Asset optimization and cost saving programs improve margins North America ($ Millions) 1Q 2014 1Q 2013 Net Sales - Currency neutral1 $706 $679 $650 Segment Operating Profit $87 $59 Segment Operating Profit Margin 12.3% 9.1% ($ Millions) 1Q 2014 1Q 2013 Net Sales - Currency neutral1 $485 $490 $469 Segment Operating Profit $65 $74 Segment Operating Profit Margin 13.4% 15.8% Europe Sales volume up 2% Gains in beer and non-alcoholic beverages Higher production, in line with sales Extreme winter weather impacts Logistics Warehousing/inventory Energy 1 Using 2013 currency exchange rates

Regional Financial Performance South America and Asia Pacific 4 Shipments in tonnes flat (2) Brazil shipments up high single digits Andean demand has not recovered Known headwinds impact profitability Higher planned level of furnace repairs Currency devaluation Asia Pacific ($ Millions) 1Q 2014 1Q 2013 Net Sales - Currency neutral1 $239 $275 $269 Segment Operating Profit $41 $53 Segment Operating Profit Margin 17.2% 19.7% ($ Millions) 1Q 2014 1Q 2013 Net Sales - Currency neutral1 $203 $224 $247 Segment Operating Profit $25 $40 Segment Operating Profit Margin 12.3% 16.2% South America Volume declines ~10% China down due to plant closures Double digit growth in SE Asia Continued weakness in mature markets Contractual delays in passing through inflation 1 Using 2013 currency exchange rates 2 Shipments for glass containers only, excludes flat glass and tableware

1Q14 Segment Sales and Operating Profit 5 Note: reportable segment sales exclude the Company’s global equipment business. Price up ~1%, driven by Americas Shipments up 2% Wine up in all regions Beer up, particularly in EU, NA FX headwinds, mainly Brazilian real and Australian dollar Segment Sales ($ Millions) 1Q13 $1,635 Price 14 Sales volume 19 Currency (35) Total reconciling (2) 1Q14 $1,633 Segment Operating Profit ($ Millions) 1Q13 $226 Price 14 Sales volume 8 Operating costs (27) Currency (3) Total reconciling (8) 1Q14 $218 Operating costs: Inflation of $38M, primarily due to energy spike in North America Weather impacts NA logistics Structural cost savings

1Q14 Adjusted EPS Bridge 6 Adjusted Earnings Per Share 1Q13 $0.60 Segment operating profit (0.04) Retained corp. costs — Net interest expense 0.02 Non-controlling interests — Effective tax rate 0.04 Total reconciling 0.02 1Q14 $0.62 Corporate costs flat Lower pension expense Higher R&D spend Deleveraging efforts yield continuing results Lower tax rate due to timing Resolved audits

2Q14 Business Outlook 7 2Q14 vs. 2Q13 Comments Operational Europe Sales volume modestly positive Asset optimization yields continuing benefits North America Volume flat Carry-over of supply chain headwinds South America Volume modestly positive, driven by Brazil Asia Pacific Double digit volume decline (China, mature markets) Structural cost savings mostly offset lower volume Delayed contractual recovery of higher costs Non-Operational Corporate and Other Costs Pension gains partially offset by R&D/marketing Net interest expense similar to prior year Net Income Adjusted Earnings Flat with prior year

2014 Management Priorities Continue to execute European asset optimization program Capture emerging market growth, aided by product innovation Focus R&D investments on manufacturing efficiencies Strategic Deliver approximately $350M of free cash flow Maintain capital allocation, 90/10 debt to share repurchases Strengthen financial flexibility Financial Exercise disciplined price – volume management Manage volatility of the business Reduce structural costs Operational 8

Appendix 9

Price, Volume and Currency Impact on Reportable Segment Sales 10 1 Sales negatively impacted by shut down of non-strategic flat glass business in 4Q13 2 Reportable segment sales exclude the Company’s global equipment business $ Millions Europe North America South America 1 Asia Pacific Total 2 1Q13 Segment Sales $650 $469 $269 $247 $1,635 Price (7) 10 12 (1) 14 Volume 36 11 (6) (22) 19 Currency 27 (5) (36) (21) (35) 1Q14 Segment Sales $706 $485 $239 $203 $1,633

Reconciliation to Adjusted Earnings 11 $ Millions The reconciliation below describes the items that management considers not representative of ongoing operations. Unaudited 2014 2013 102 $ 79 $ Restructuring, asset impairment and related charges 10 Charges for note repurchase premiums and write-off of finance fees 11 Items impacting income tax: Net benefit for income tax on items above (1) Total adjusting items - 20 Adjusted earnings 102 $ 99 $ 166,165 165,501 Earnings per share from continuing operations (diluted) 0.62 $ 0.48 $ Adjusted earnings per share 0.62 $ 0.60 $ Items impacting other expense, net: Items impacting interest expense: Diluted average shares (thousands) Three months ended March 31 Earnings from continuing operations attributable to the Company